UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-08002

KOREA EQUITY FUND, INC.

Two World Financial Center, Building B
New York, NY 10281

Nomura Asset Management U.S.A. Inc.
Two World Financial Center, Building B
New York, NY 10281

Registrant’s telephone number, including area code:  (800) 833-0018

Date of fiscal year end:                October 31, 2008

Date of reporting period:             October 31, 2008

ITEM 1.  REPORT TO SHAREHOLDERS

KOREA EQUITY FUND, INC.

December 22, 2008

To Our Shareholders:

We present the Annual Report of Korea Equity Fund, Inc. (the “Fund”) for the fiscal year ended October 31, 2008.

The Net Asset Value per share (“NAV”) of the Fund on October 31, 2008 was $6.51, representing a decrease of 60.3% for the Fund’s fiscal year. The closing New York Stock Exchange (“NYSE”) market price of the Fund on October 31, 2008 was $5.54, representing a 14.9% discount to the NAV. The net assets of the Fund amounted to $72,939,686 on October 31, 2008.

The Korea Composite Stock Price Index (“KOSPI”) fell from 2,064.9 to 1,113.1 or 46.1%, in local currency terms, for the year. Including the South Korean won (“Won”) depreciation of 30.0% during the fiscal year, this represents a total decrease of 62.3% in United States (“U.S.”) dollar terms. The Fund’s NAV outperformed the KOSPI, in U.S. dollar terms, by 2.0% during the year. The Fund’s share price (quoted on the NYSE) declined by 63.9% during the year.

For the quarter ended October 31, 2008, the KOSPI decreased by 45.1% in U.S. dollar terms. The NAV of the Fund decreased by 41.6%. The Fund outperformed the KOSPI, in U.S. dollar terms, by 3.5% during the quarter.

South Korean Economy

Earlier in the review period, the South Korea economy remained on a firm footing. Export growth remained steady, underpinned by strong global demand in industries like machinery and mobile communications. Notably, Korea’s dependency on exports to the U.S. continued to trend downwards while exports to China, the European Union (EU) and the Association of Southeast Asian Nations (ASEAN) region were growing steadily.

On the political front, Grand National Party presidential candidate Lee Myung Bak achieved an unprecedented landslide victory in the 17th presidential election, capturing 48.7% of votes. As a former CEO of Hyundai Engineering & Construction Co., Ltd., Mr. Lee has a pro-business mindset and is well known for his market oriented measures.

However, not long after his election, President Lee started to face numerous hurdles in the execution of his economic policies. Much to the disappointment of investors, he failed to convince parliament to ratify a free trade agreement (FTA) with the U.S. due to strong domestic opposition to the government’s plan to lift restrictions on U.S. beef imports. The beef import deal is a pre-condition for Washington’s approval of the FTA with South Korea. This eventually led to huge demonstrations which escalated to an estimated one million turnout nationwide on June 10, 2008. The President was forced to give a public apology and replaced seven of his senior advisors. The Won enjoyed a short rally after President Lee dismissed the nation’s currency policy chief, signaling the end of his support for a weaker Won.

In July 2008, South Korea was still able to continue posting strong export figures from the sales of ships, mobile phones, and cars due to the weak Won and demand from emerging markets. However, there were mounting concerns over crude oil and food prices, as these pushed the country’s inflation rate to its highest level in 10 years. This sparked a switch in President Lee's focus on expansion plans towards implementing policies to curb inflation such as reducing import tariffs on flour, reduction in property taxes, a $10 billion package to help consumers and businesses cope with surging energy costs, and the abandonment of price increases for public services. The easing of inflation figures also gave him room to impose lower income and small business taxes by 2010.

In the third quarter of 2008, with the bailout of major financial institutions and the bankruptcy of Lehman Brothers Holdings, Inc., South Korean stocks were sold down sharply in tandem with the global markets. As a result of the continued large capital outflows, the Won weakened sharply. Vice Finance Minister Kim repeatedly affirmed that foreign reserves would be used to remove excessive volatility to quell rumors of a currency crisis. The weak Won had given rise to strong export figures leading to the posting of a current account surplus for the first time in seven months. However, import costs caught up, and pushed the current account deficit to a record high in August.

Lastly, the FTSE Group decided to upgrade South Korea from “advanced emerging” to a “developed” status and this will take effect in September 2009. FTSE estimates that about $25 billion of inflows into South Korea will take place.

South Korean Stock Market

The South Korean stock market posted a 46.1% decline over the past 12 months due to the global liquidity crisis. Due to a lack of domestic catalysts, South Korean stocks mostly traded in tandem with the weak U.S. market. Cyclical sectors with weakening fundamentals such as Financials, Shipbuilding and Construction sectors led the decline while defensive sectors such as Consumer Staples, Telecommunications and Electronics remained resilient. With the recent crisis on the domestic political front, there appears to be a lack of catalysts for the market to break its historical relationship with the U.S. stock market, at least for the near-term.

The Construction sector suffered from rising unsold housing units and increased risks of bankruptcy as more medium sized construction firms started to go bankrupt. President Lee’s stimulatory policies for the sector only managed to provide short lived gains as investors recognized the fact that a systematic housing oversupply issue could be removed overnight effectively, especially in regional areas.

The shipbuilding industry has entered a down cycle and new orders and ship prices have peaked and have started to decline. Empirically, ship prices tend to continue to decline for at least 12-18 months. The new building market remained virtually suspended with no activity for conventional vessels as finance is all but drying up and those customers not needing financing are waiting for lower price levels. Tanker and container freight rates have also come down substantially from their peaks earlier this year and late last year. The drastic decline in the Baltic Dry Bulk index (BDI) which traces prices for shipping bulk cargoes around the world have plummeted from its high in late May. This weighs down heavily on sentiment over the sector as increasing numbers of existing vessels become unprofitable to operate.

South Korean banks’ stock prices declined as rising credit cost amid debt collection would dampen banks’ earning sustainability and lead to the potential dilution of shareholder value. Investors have turned more pessimistic about the impact of credit risk deterioration on South Korean banks. In addition, construction firms suffer from systematic oversupply of housing and shipbuilding from potential order cancellations. Along with losses on KIKO (forex derivatives) options, tight credit lines for trade bills should also increase overall credit risk.

The main sectors that outperformed the KOSPI were Consumer Staples, Telecommunications and Electronics sectors. Consumer staples stocks benefited from relatively inelastic demand keeping sales volumes intact. Although slight declines in sales figures are expected, earnings would be relatively defensive compared to other sectors. With the ability to raise average selling prices, higher costs can be passed on to clients while margins are sustained and in some cases, increased.

Within the Telecommunications sector, earnings have been upgraded across the board on lower churn rates and marketing expenditure although there is no growth driver for the sector with subscriber penetration reaching maturity. Marketing expenses are expected to decrease on declines in new subscribers which improve earnings as competition within the sector is expected to remain subdued on slowing penetration and the ‘lock-in’ effect from long term contracts.

In the Electronics sector, Korean technology exporters benefited from favorable Won/Yen and Won/USD rates. In particular, market leader Samsung Electronics Co., Ltd. managed to remain profitable despite declining demand as the firm continued to strengthen its cost-competitiveness and product differentiation.

Portfolio Management Activity

In terms of sector allocation, the Fund took the opportunity to reduce cyclical stocks with poor fundamentals during short term market rallies. Cyclical sectors such as Shipbuilding, Construction and Technology were sold off from the Fund while weights were increased in defensive sectors such as Telecommunications, Non-Life Insurance and Consumer Staples.

Shipbuilding and related stocks such as Hanjin Heavy Industries and Construction Holdings Co., Ltd., Daewoo Shipbuilding and Marine Engineering Co., Ltd. and STX Engine Co., Ltd. were removed as the sector continues to face more order cancellations due to weakened global trade and tightening credit conditions. Construction stocks such as Hyundai Development Company, and GS Engineering and Construction Corp., Hyundai Engineering and Construction Co., Ltd. were sold off as an affordability problem is causing unsold housing in Korea to be at a historical peak. Construction firms also suffer from the possibility of bankruptcy due to the lack of demand for apartments while their project financing loans mature. Technology stocks such as Hynix Semiconductor Inc., Daum Communications Corporation, LG Display Co., Ltd. were sold due to weakened demand and lower earnings visibility. However, Samsung Electronics Co., Ltd. was further accumulated due to its diversified business and market leadership. Korea Airlines was removed due to weakening passenger traffic and high oil prices were causing them to post large losses.

In order to increase the proportion of defensive stocks in the Fund, telecommunications stock, SK Telecom Co., Ltd. was included. The company has a dominant market share of 50% and has very visible cash earnings which make its share price resilient during market down-

turns. South Korea’s largest non-life insurer, Samsung Fire and Marine Insurance Co., Ltd. was further added as there was stable demand for their products while their investments from fixed income products provide better certainty in terms of cash flows. Consumer staples stocks such as KT&G Corporation, Nong Shim Co., Ltd. and LG Fashion Corp. were included as such companies are able to raise average selling prices on the back of inelastic demand for their products.

Investment Strategy

As the global situation continues to deteriorate, declining export volumes, despite the weak Won, pose a concern as exports contributed to more than 50% of South Korea’s GDP. Coupled with the lack of domestic catalysts, South Korea is likely to move into a recession in fourth quarter of 2008 until the middle of the second quarter of 2009. In view of the weak 2008 third quarter earnings results and weakening fundamentals, more earnings downgrades are likely to take place and the Fund continues seeking to avoid names that could potentially post large currency losses due to the weak Won and favor exporters. In particular, the Fund has a preference over stocks that have strong cash flow visibility, low debt levels, and good management themes with proven track records. Blue chips with high earnings quality and strong balance sheets will be considered safe, despite the general risk of corporate insolvency. Such firms are also set to benefit from the anticipated MSCI upgrade of South Korea to developed market status. Value selection opportunities have started to arise, but a cautious stance will be adopted to avoid value traps in stocks that lack positive fundamentals.

We appreciate your continuing support of your Fund.

Sincerely,
/s/ Shigeru Shinohara
Shigeru Shinohara President

PORTFOLIO MANAGMENT TEAM

On September 29, 2008, Mr. Shigeto Kasahara became the sole portfolio manager of the Fund. Previously, he had been co-manager from April 2005 to September 2008. Mr. Kasahara has been on the portfolio management team at Nomura Asset Management Singapore Limited since 2003.

PROXY VOTING

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the Securities and Exchange Commission’s web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the Securities and Exchange Commission’s web site at http://www.sec.gov.

AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s web site at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

INTERNET WEBSITE

Nomura Asset Management U.S.A. Inc. has established an Internet website which highlights its history, investment philosophy and process and products, which include the Fund. The Internet web address is www.nomura.com. We invite you to view the Internet website.

FUND CERTIFICATION

In September 2008, the Fund filed its Chief Executive Officer Certification with the New York Stock Exchange pursuant to Section 303A. 12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Fund’s Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund’s Form N-CSR and are available on the Securities and Exchange Commission’s web site at http://www.sec.gov.

KOREA EQUITY FUND, INC.

FUND HIGHLIGHTS—OCTOBER 31, 2008 (Unaudited)

KEY STATISTICS
Net Assets	$72,939,686
Net Asset Value per Share	$6.51
Closing NYSE Market Price	$5.54
Percentage Increase in Net Asset Value per Share*	(60.3%)
Percentage Increase in NYSE Market Price*	(63.9%)

MARKET INDEX	SOUTH
Percentage increase in market index*	KOREAN WON	U.S.$
Korea Composite Stock Price Index*	(46.1%)	(62.3%)
*From November 1, 2007 through October 31, 2008

ASSET ALLOCATION
South Korean Equity Securities	91.7%
Other Assets Less Liabilities, Net	8.3%
Net Assets	100.0%

INDUSTRY DIVERSIFICATION

	% of		% of
	Net Assets		Net Assets
Consumer Electronics	20.5	Food and Beverages	6.5
Services	14.0	Retail	4.5
Miscellaneous Manufacturing	13.7	Oil and Gas	3.3
Banking and Financial Services	9.7	Telecommunications	2.8
Iron and Steel	8.2	Transportation	1.3
Automotive Equipment and Parts	7.2

TEN LARGEST EQUITY HOLDINGS BY MARKET VALUE

	Market	% of
Issuer		Value Net Assets
Samsung Electronics Co., Ltd.	$10,177,471	14.0
POSCO	5,989,173	8.2
Samsung Fire & Marine Insurance Co., Ltd.	5,808,858	8.0
LG Electronics Inc.	4,794,755	6.5
Hyundai Mobis	4,442,321	6.1
KT&G Corporation	4,119,580	5.7
Shinsegae Co., Ltd.	2,313,147	3.2
Shinhan Financial Group Co., Ltd.	2,113,662	2.9
SK Telecom Co., Ltd.	2,038,850	2.8
LG Corp.	1,890,909	2.6

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders and Board of Directors of
Korea Equity Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Korea Equity Fund, Inc. (the “Fund”), including the schedule of investments, as of October 31, 2008, and the related statements of operations for the year then ended, changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                        /s/ Ernst & Young LLP

New York, New York
December 22, 2008

KOREA EQUITY FUND, INC.
SCHEDULE OF INVESTMENTS*
OCTOBER 31, 2008

				% of
			Market	Net
	Shares	Cost	Value	Assets

KOREAN EQUITY SECURITIES

Automotive Equipment and Parts
Hyundai Mobis	76,332	$5,457,171	$4,442,321	6.1
Automotive service components
Hyundai Motor Company	17,300	613,921	790,396	1.1
Passenger cars, trucks, autoparts and commercial vehicles
Total Automotive Equipment and Parts		6,071,092	5,232,717	7.2

See notes to financial statements.

KOREA EQUITY FUND, INC.
SCHEDULE OF INVESTMENTS*—(Continued)
OCTOBER 31, 2008
	Shares	Cost	Market Value	% of Net Assets
Banking and Financial Services
Hana Financial Group Inc.	26,967	$529,348	$419,068	0.6
Commercial bank
KB Financial Group, Inc.†	50,000	2,209,513	1,243,201	1.7
Commercial banking services
Samsung Card Co., Ltd.	53,000	2,530,108	1,233,372	1.7
Credit card services
Shinhan Financial Group Co., Ltd.	86,910	2,809,498	2,113,662	2.9
Consumer and commercial-related financial services
Woori Finance Holdings Co., Ltd.	64,700	1,778,673	338,330	0.5
Diversified finance services
Total Banking and Financial Services		9,857,140	5,347,633	7.4

Consumer Electronics
LG Electronics Inc.	65,300	4,031,986	4,794,755	6.5
Digital display equipment
Samsung Electronics Co., Ltd.	24,483	7,811,510	10,177,471	14.0
Consumer electronics, computers and telecommunications
Total Consumer Electronics		11,843,496	14,972,226	20.5

Food and Beverages
CJ Corp.	34,600	2,819,767	914,064	1.3
Processed food products
Hite Brewery Co., Ltd.†	12,818	2,682,131	1,718,030	2.4
Alcoholic and non-alcoholic beverages
Lotte Chilsung Beverage Co., Ltd.	2,500	2,713,688	1,338,384	1.8
Alcoholic and non-alcoholic beverages
Nong Shim Co., Ltd.	4,780	839,149	772,525	1.0
Instant noodles, snacks, and beverages
Total Food and Beverages		9,054,735	4,743,003	6.5

Investment Company
Macquarie Korea Infrastructure Fund	459,000	3,379,556	1,694,056	2.3
Investment company

Iron and Steel
POSCO	21,293	4,621,648	5,989,173	8.2
Hot and cold rolled steel products

See notes to financial statements.

KOREA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS*—(Continued)

OCTOBER 31, 2008

				% of
			Market	Net
	Shares	Cost	Value	Assets
Miscellaneous Manufacturing
Hynix Semiconductor Inc.†	216,640	$6,236,106	$1,817,958	2.5
Semiconductors
Hyundai Heavy Industries Co., Ltd.	12,115	4,082,886	1,567,325	2.2
Shipbuilding
KT&G Corporation.	64,500	4,100,467	4,119,580	5.7
Cigarettes and other tobacco products
LG Fashion Corp.	98,000	2,927,824	1,583,838	2.2
Apparel
Woongjin Coway Co., Ltd.	42,660	871,059	870,105	1.1
Water purifiers and air cleaners
Total Miscellaneous Manufacturing		18,218,342	9,958,806	13.7

Oil and Gas
SK Energy Co., Ltd.	15,492	763,451	873,908	1.2
Oil refinery, marketer, and distributor
S-Oil Corporation	30,700	1,533,306	1,540,964	2.1
Petroleum and related products
Total Oil and Gas		2,296,757	2,414,872	3.3

Retail
CJ Home Shopping	35,000	2,557,721	993,978	1.3
Miscellaneous products
Shinsegae Co., Ltd.	6,660	1,426,328	2,313,147	3.2
Department store chain
Total Retail		3,984,049	3,307,125	4.5

Services
Daewoo Shipbuilding & Marine Engineering Co., Ltd.	104,860	3,912,029	969,568	1.3
Shipbuilding
LG Corp.	48,000	1,324,353	1,890,909	2.6
Holding company
Samsung Engineering Co., Ltd.	39,000	2,005,849	1,536,364	2.1
Engineering and construction
Samsung Fire & Marine Insurance Co., Ltd.	44,500	7,600,717	5,808,858	8.0
Non-life insurance
Total Services		14,842,948	10,205,699	14.0

See notes to financial statements.

KOREA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS*—(Continued)

OCTOBER 31, 2008

				% of
			Market	Net
		Cost	Value	Assets
Telecommunications
SK Telecom Co., Ltd.	12,800	$1,684,376	$2,038,850	2.8
Wireless services
Transportation
Hanjin Shipping Co., Ltd.	71,700	2,604,479	924,802	1.3
Marine transportation
TOTAL KOREAN EQUITY SECURITIES		$88,458,618	$66,828,962	91.7
INVESTMENT OF CASH COLLATERAL FOR SECURITIES
LOANED
Securities Lending Investment Fund, a series of the
Brown Brothers Investment Trust		9,055,547	9,055,547	12.3
TOTAL INVESTMENTS		$97,514,165	$75,884,509	104.0
LIABILITIES IN EXCESS OF OTHER ASSETS, NET			(2,944,823)	(4.0)
NET ASSETS			$72,939,686	100.0

*The description following each investment is unaudited and not covered by the Report of Independent Registered Public Accounting Firm.
†Non-income producing security.

Portfolio securities and foreign currency holdings were translated at the following exchange rate as of October 31, 2008.

South Korean won	KRW	1,287.00 = USD $1.00

See notes to financial statements.

KOREA EQUITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2008

ASSETS:
Investments in securities, at market value (cost—$97,514,165—including investment of
cash collateral of securities loaned of $9,055,547)	$75,884,509
Receivable for dividends and interest, net of withholding taxes	26,114
Securities lending interest receivable, net	19,184
Prepaid expenses	19,926
Cash and cash equivalents	6,258,372
Total Assets	82,208,105
LIABILITIES:
Payable for collateral for securities on loan	9,055,547
Accrued management fee	62,975
Other accrued expenses	149,897
Total Liabilities	9,268,419
NET ASSETS:
Capital stock (par value of 11,212,000 shares of capital stock outstanding, authorized
100,000,000, par value $0.10 each)	1,121,200
Paid-in capital	100,307,314
Accumulated net realized loss on investments and foreign currency transactions	(6,960,036)
Unrealized net depreciation on investments and foreign exchange	(21,631,892)
Accumulated net investment income	103,100
Net Assets	$72,939,686
Net asset value per share	$6.51

See notes to financial statements.

KOREA EQUITY FUND, INC. STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2008
INCOME:
Dividend income (net of $396,355 of withholding taxes)	$2,037,724
Interest income	119,460
Securities lending, net earnings	116,697
Total Income		$2,273,881

EXPENSES:
Management fee	1,141,817
Legal fees	244,000
Custodian fees	131,500
Directors’ fees and expenses	90,800
Auditing and tax reporting fees	89,010
Shareholder reports	47,240
Annual meeting expenses	39,280
Registration fees	27,450
Miscellaneous fees	11,115
Transfer agency fees	10,810
Insurance expense	5,620
Total Expenses		1,838,642
INVESTMENT INCOME—NET		435,239

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Realized gain (loss) on investments and foreign currency transactions:
Net realized gain on investments	446,892
Net realized loss on foreign exchange	(332,044)
Net realized loss on investments and foreign exchange	114,848
Change in net unrealized appreciation (depreciation) on investments	(84,866,083)
Change in net unrealized depreciation on translation of foreign currency
and other assets and liabilities denominated in foreign currency	(26,654,923)
Net realized and unrealized loss on investments and foreign exchange	(111,406,158)
NET DECREASE IN NET ASSETS RESULTING FROM INVESTMENT OPERATIONS	$(110,970,919)

See notes to financial statements.

KOREA EQUITY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended October 31,
	2008	2007
FROM INVESTMENT OPERATIONS:
Net investment income	$435,239	$275,262
Net realized gain on investments	446,892	12,691,753
Net realized loss on foreign exchange	(332,044)	(56,611)
Change in net unrealized appreciation (depreciation) on investments	(111,521,006)	50,553,508
Increase (decrease) in net assets resulting from investment operations	(110,970,919)	63,463,912
FROM DISTRIBUTIONS TO SHAREHOLDERS:
From net capital gains	0	0
Net investment income ($0.01951 and $0 per share, respectively)	(218,746)	0
Decrease in net assets	(218,746)	0
FROM CAPITAL SHARE TRANSACTIONS:
Net asset value of shares issued to shareholders on rights offering	0	25,813,148
Increase in net assets derived from capital share transactions	0	25,813,148
NET ASSETS:
Beginning of year	184,129,351	94,852,291
End of year (including accumulated net investment income of
$435,239 in 2008)	$72,939,686	$184,129,351

See notes to financial statements.

KOREA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

1.    Significant Accounting Policies

Korea Equity Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a non-diversified, closed-end investment management company. The Fund was incorporated in Maryland on September 7, 1993 and investment operations commenced on December 3, 1993. The Fund’s investment objective is to seek long-term capital appreciation through investments primarily in equity securities of South Korean companies. The following is a summary of significant accounting policies followed by the Fund. In the opinion of management, all material adjustments, consisting of normal recurring adjustments, considered necessary for a fair presentation have been included.

(a) Valuation of Securities—Investments traded on stock exchanges are valued at the last sale price on the principal market on which such securities are traded as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the U.S. over-the-counter market (as opposed to the OTC market for foreign investors in South Korea) are valued at the last reported sales price as of the close of business on the day the securities are being valued or, if none is available, at the mean of the bid and offer price at the close of the day or, if none is available, at the last reported sales price available to the Fund. Securities for which market quotations are not readily available and restricted securities are valued in good faith at fair value using methods determined by the Board of Directors. Short-term debt securities which mature in 60 days or less are valued at amortized cost if their original maturity at the date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity if their term to maturity at the date of purchase exceeded 60 days. Securities and other assets, including futures contracts and related options, are stated at market value or otherwise at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) Foreign Currency Transactions—Transactions denominated in South Korean won (“Won”) are recorded in the Fund’s records at the prevailing rate at the time of the transaction. Asset and liability accounts that are denominated in Won are adjusted to reflect the current exchange rate at the end of the period. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of foreign currency transactions are included in the results of operations for the current period.

The net assets of the Fund are presented at the exchange rate and market values at the close of the year. The Fund isolates that portion of the results of operations arising as a result of changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held at October 31, 2008. Net realized foreign exchange gains or losses include gains or losses arising from sales of portfolio securities, sales and maturities of short-term securities, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the United States dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses includes gains or losses arising from changes in the value of assets and liabilities including investments in securities at October 31, 2008, resulting from changes in the exchange rate.

(c) Security Transactions, Investment Income, Distributions to Shareholders—Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses on the sale of investments are calculated on a first in first out basis.

KOREA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition—“temporary”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net realized capital gains for financial reporting purposes, but not for tax purposes, are reported as distributions in excess of net realized capital gains.

Pursuant to a securities lending agreement with Brown Brothers Harriman & Co., the Fund may lend securities to qualified institutions. It is the Fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. It is the Fund’s policy that collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is provided in the form of cash, which will be invested in certain money market funds. The Fund is entitled to receive all income on securities loaned, in addition to a portion of the income earned as a result of the lending transaction. Although each security loan is fully collateralized, there are certain risks. During the period ended October 31, 2008, the Fund earned $116,697 from lending fund portfolio securities, pursuant to the securities lending agreement.

(d) Capital Account Reclassification—For the year ended October 31, 2008, the Fund’s accumulated net investment income was decreased by $332,044, the accumulated net realized loss was decreased by $646,821 and paid in capital was decreased by $314,777. The adjustment was primarily a result of the reclassification of foreign exchange losses and capital loss carryforward expiration. These had no impact on net assets.

(e) Income Taxes—A provision for United States income taxes has not been made since it is the intention of the Fund to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute within the allowable time limit all taxable income to its shareholders.

Under South Korean tax laws, a withholding tax is imposed on dividends and interest income at the rate of 16.5% and 13.2%, respectively, and such withholding taxes are reflected as a reduction of the related revenue. There is no withholding tax on realized gains.

(f) Subscription for New Shares—As part of their annual corporate action matters, certain South Korean companies offer rights to their shareholders to subscribe to new shares which are eligible for a portion of the dividends paid on existing shares in the year of subscription. The Fund normally subscribes to new share offerings by South Korean companies.

(g) Use of Estimates in Financial Statement Preparation—The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(h) Concentration of Risk—A significant portion of the Fund’s net assets consists of South Korean securities which involve certain considerations and risks not typically associated with investments in the United States. In addition to the smaller size, less liquidity and greater volatility, the South Korean securities market is less developed than the U.S. securities market and there is often substantially less publicly available information about South Korean issuers than there is about U.S. issuers. Future economic and political developments in South Korea could dversely affect the liquidity or value, or both, of securities in which the Fund is invested. Further, the Fund may be exposed to currency devaluation and other exchange rate fluctuations.

KOREA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

(i) Indemnifications—Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on the Fund’s experience, the Fund expects the risk of loss to be remote.

2.    Management Agreement and Transactions With Affiliated Persons

Nomura Asset Management U.S.A. Inc. (“NAM-U.S.A.” or the “Manager”) acts as the Manager of the Fund pursuant to a management agreement. Under the agreement, the Manager provides all office space, facilities and personnel necessary to perform its duties. Pursuant to such management agreement, the Manager has retained its parent company, Nomura Asset Management Co., Ltd. (“NAM”), as investment adviser for the Fund, and effective July 24, 2001, the Shareholders approved NAM retaining its wholly-owned subsidiaries, Nomura Asset Management Hong Kong Limited (NAM-Hong Kong”) and Nomura Asset Management Singapore Limited (“NAM-Singapore”), as investment sub-advisers for the Fund.

As compensation for its services to the Fund, the Manager receives a monthly fee computed at the annual rate of 0.85% of the Fund's average weekly net assets. This annual rate became effective as of September 1, 2006 pursuant to an amendment of the Fund’s management agreement with the Manager. Under the management agreement, the Fund paid or accrued fees, to the Manager of $1,141,817 for the year ended October 31, 2008.

For services performed, NAM received a monthly fee from the Manager at the annual rate of 0.495% of the average weekly net assets of the Fund. This contractual rate became effective September 1, 2006 pursuant to an amendment of the investment advisory agreement between the Manager and NAM. Since July 24, 2001, for services performed, NAM-Hong Kong and NAM-Singapore have received monthly fees from NAM. Pursuant to amendments to the investment sub-advisory agreements that became effective as of September 1, 2006, NAM pays NAM-Singapore a monthly fee at the annual rate of 0.225% of the Fund’s average weekly net assets and NAM pays NAM pays NAM-Hong Kong a monthly fee at the annual rate of 0.045% of the Fund’s average weekly net assets. For the year ended October 31, 2008, the Manager informed the Fund that NAM received fees of $665,130 from the Manager. In addition, NAM-Hong Kong and NAM-Singapore received fees of $61,962 and $309,811, respectively from NAM. At October 31, 2008, the management fee payable to the Manager by the Fund was $62,975.

Certain officers and/or directors of the Fund are officers and/or directors of the Manager. The Fund pays each Director not affiliated with the Manager an annual fee of $10,000 plus $1,000 per meeting attended, together with such Director's actual expenses related to attendance at meetings. Mr. William G. Barker, Jr., who has been designated by the Directors not affiliated with the Manager to serve as Lead Director, is paid an additional $5,000, effective June 2005. Such fees and expenses for the unaffiliated Directors aggregated $90,800 for the year ended October 31, 2008.

KOREA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

3.     Purchases and Sales of Investments

Purchases and sales of investments, exclusive of investments in foreign currency and short-term securities, for the year ended October 31, 2008 were $66,395,517 and $61,186,284, respectively.

4.     Rights Offering

The Fund issued to its shareholders of record as of the close of business on January 19, 2007 transferable Rights to subscribe for up to an aggregate of 2,803,000 shares of Common Stock of the Fund at a rate of one share of Common Stock for three Rights held (“Primary Subscription”). During February 2007, the Fund issued a total of 2,803,000 shares of Common Stock on exercise of such Rights at the subscription price of $9.76 per share, compared to a net asset value per share of $12.20 and a market value per share of $10.79. A sales load of 3.75% was included in the subscription price. Offering costs of approximately $600,000 and the sales load were charged directly against the proceeds of the Rights Offering.

5.     Federal Income Taxes

As of October 31, 2008, net unrealized depreciation on investments, for Federal income tax purposes was $21,629,656 of which $6,617,807 related to appreciated securities and $28,247,463 related to depreciated securities. The aggregate cost of investments, at October 31, 2008 for Federal income tax purposes was $97,514,165.

At October 31, 2008 the components of accumulated losses on a tax basis were as follows:

Undistributed ordinary income	$103,100
Accumulated capital losses	(6,960,036)
Unrealized appreciation on
investments	(21,631,892)
Total accumulated deficit	$(28,488,828)

For Federal income tax purposes, the total distribution paid for the fiscal year ended October 31, 2008 of $218,746 was from ordinary income.

During the year ended October 31, 2008, the Fund utilized capital loss carryforwards of $446,892 and $314,777 had expired. The Fund has a capital loss carryforward as of October 31, 2008 of approximately $6,960,036 of which $6,960,036 expires on October 31, 2009.

6.     Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The Fund implemented FIN 48 which Supplements FASB 109, “Accounting for Income Taxes.”

KOREA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended October 31, 2007) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

In March 2008, the FASB released Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

KOREA EQUITY FUND, INC.

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for a share of common stock outstanding throughout each year:

	For the Year Ended
	October 31,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$16.42	$11.28	$8.18	$5.80	$5.38
Net investment income (loss)*	0.04	0.02	(0.04)	(0.05)	(0.05)
Net realized and unrealized gain on
investments and foreign currency	(9.93)	5.64	3.14	2.43	0.47
Total from investment operations	(9.89)	5.66	3.10	2.38	0.42

Distributions:
Dividends from investment income, net	(0.02)	—	—	—	—

Fund Share Transactions
Dilutive effect of Rights Offering**	—	(0.38)	—	—	—
Offering costs charged to paid-in capital in
excess of par	—	(0.14)	—	—	—
Total Fund share transactions	—	(0.52)	—	—	—

Net asset value, end of year	$6.51	$16.42	$11.28	$8.18	$5.80

Market value, end of year	$5.54	$15.38	$10.40	$7.85	$5.34
Total investment return†	(63.9%)	47.9%	32.5%	47.0%	14.8%
Ratio to average net assets/supplemental data:
Net assets, end of year (000)	$72,940	$184,129	$94,852	$68,755	$48,748
Operating expenses before waiver of a portion
of the management fee	1.36%††	1.36%††	1.92%	2.93%	2.86%
Operating expenses after waiver of a portion
of the management fee	1.36%††	1.36%††	1.68%	2.76%	2.71%
Net investment income (loss)	0.32%	0.20%	(0.40%)	(0.70%)	(0.89%)
Portfolio turnover	45%	20%	31%	41%	50%
________________________
† Based on market value per share, adjusted for reinvestment of income dividends and capital distributions and capital share transactions. Total investment return does not reflect sales commissions.
††There was no waiver for the years ended October 31, 2008 and 2007.
* Based on average shares outstanding.
**Decrease is due to the Rights Offering (See Note 4).

TAX INFORMATION (UNAUDITED)

We are required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund’s fiscal year end October 31, 2008 as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, the Fund designates $396,355 as foreign tax credit with the associated gross income of $2,434,079.

See notes to financial statements.

KOREA EQUITY FUND, INC.

SUPPLEMENTAL SHAREHOLDER INFORMATION (Unaudited)

The 2008 Annual Meeting of the Shareholders of the Fund was held at the offices of Nomura Securities International, Inc. at Two World Financial Center, Building B, New York, New York on August 21, 2008. The purpose of the meeting was (1) to elect two Class II Directors to serve for a term to expire in 2011, and (2) to transact such other business as may properly come before the Meeting or any adjournment thereof.

At the meeting, Shigeru Shinohara and Chor Weng Tan received the affirmative vote of a majority of the outstanding shares of the Fund. Accordingly, they were elected to serve until 2011 and until their successors are elected and qualified.

The results of the voting at the Annual Meeting were as follows:

1.     To elect the Fund’s Class II Directors:

	Shares Voted For	% of Outstanding Shares	Shares Voted Withhold Authority	% of Outstanding Shares
Shigeru Shinohara	7,303,501	65.1%	2,597,179	23.2%
Chor Weng Tan	7,288,481	65.0%	2,612,199	23.3%

*  *  *  *

INTERESTED DIRECTOR

Set out below is biographical and other information relating to a Director who is an “interested person,” as that term is defined in the Investment Company Act of 1940 (“1940 Act”), of the Fund is set out below.

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in the Fund Complex Overseen**	Other Public Directorships Held by the Director
Shigeru Shinohara (47)* c/o Nomura Asset Management U.S.A. Inc. Two World Financial Center, Building B New York, New York 10281	Class II Director	President and Director since June 2007
President of NAM since 2007; Executive Vice President of Nomura Corporate Research and Asset Management Inc. from 2006 to 2007; previously Chief Fund Analyst at Nomura Funds Research and
Technologies Co., Ltd.
				2 registered investment companies consisting of 2 portfolios	None
_________________
*  Mr. Shinohara is an “interested person,” as defined in the 1940 Act, of the Fund based on his positions with Nomura Asset Management Co., Ltd. (“NAM”) and its affiliates. Mr. Shinohara is a director of Japan Smaller Capitalization Fund, Inc. for which NAM-U.S.A. acts as manager and NAM acts as investment adviser.

**   In addition to the Fund, the “Fund Complex” includes Japan Smaller Capitalization Fund, Inc.

KOREA EQUITY FUND, INC.

INDEPENDENT DIRECTORS

Biographical and other information relating to the non-interested Directors of the Fund is set out below.

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in the Fund Complex* Overseen	Other Public Directorships Held by Director
William G. Barker, Jr. (75) 111 Parsonage Road Greenwich, Connecticut 06830	Class I Director	Director since 1993	Retired.	2 registered investment companies consisting of 2 portfolios	None

Rodney A. Buck (60) 1857 West County Road Calais, Vermont 05648	Class III Director	Director since 2006
Owner, Buck Capital Management (private investment management firm) since 2005; Executive Vice President and Chief Investment Officer, National Life Group (insurance holding company) from 2000 to 2005; Chief Executive Officer, Sentinel Advisors Company (investment advisor) from 1996 to 2005.
				2 registered investment companies consisting of 2 portfolios	None

David B. Chemidlin (51) 67 Glen Eagle Drive Watchung, New Jersey 07069	Class III Director	Director since 2006	Corporate Controller, Advance Magazine Publishers, Inc. (d/b/a Conde Nast) since 1995.	2 registered investment companies consisting of 2 portfolios	None

Chor Weng Tan (72) 6245 Paseo Privado Carlsbad, California 92009	Class II Director	Director since 1993	Retired since 2004; Managing Director for Education, the American Society of Mechanical Engineers from 1991 to 2004.	2 registered investment companies consisting of 2 portfolios	None
______________________
*In addition to the Fund, the “Fund Complex” includes Japan Smaller Capitalization Fund, Inc.

KOREA EQUITY FUND, INC.

Committees and Directors’ Meetings. The Board of Directors has a standing Audit Committee and a standing Nominating Committee, each of which consists of the Directors who are not “interested persons” of the Fund within the meaning of the 1940 Act and are “independent” as defined in the New York Stock Exchange listing standards. Currently, Messrs. Barker, Buck, Chemidlin and Tan are members of these Committees. The principal responsibilities of the Audit Committee and the Nominating Committee are described below. The Fund has no standing Compensation Committee. The non-interested Directors have retained independent legal counsel to assist them in connection with their duties.

During the fiscal year ended October 31, 2008, the Board of Directors held seven meetings, the Audit Committee held four meetings and the Nominating Committee held two meetings. Each incumbent Director attended at least 75% of the aggregate number of meetings of the Board of Directors held during the period for which he served and, if a member, of the aggregate number of meetings of the Audit and Nominating Committees held during the period for which he served.

Officers of the Fund. Officers of the Fund are elected and appointed by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve. Certain biographical and other information relating to the officers of the Fund is set out below:

Name, Address* and Age of Officers	Position(s) Held with the Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years
Shigeru Shinohara (47)	President and Class II Director	President since 2007
President of NAM-U.S.A. since 2007; Executive Vice President of Nomura Corporate Research and Asset Management Inc. from 2006 to 2007; previously Chief Fund Analyst at Nomura Funds Research and Technologies Co., Ltd.

Kenneth L. Munt (62)	Vice President	Vice President since 2001	Managing Director of NAM-U.S.A. since 2007 and Secretary since 1999.

Hiroyuki Nakano (38)	Vice President	Vice President since 2008
Managing Director and Chief Administrative Officer of NAM-U.S.A. since 2008; Senior Marketing Executive of NAM from 2005 to 2008; Senior Marketing Executive of Nomura Securities Co., Ltd. from 2003 to 2005.

Rita Chopra-Brathwaite (39)	Treasurer	Treasurer since 2002	Senior Vice President of NAM-U.S.A. since 2007; and Vice President of NAM-U.S.A. from 2001 to 2007.

Neil Daniele (48)	Secretary and Chief Compliance Officer	Secretary since 2002	Managing Director and Chief Compliance Officer of NAM-USA since 2007; Senior Vice President of NAM-USA from 2002 to 2007.

__________________
* The address of each officer listed above is Two World Financial Center, Building B, New York, New York 10281.
** Elected by and serves at the pleasure of the Board of Directors.

KOREA EQUITY FUND, INC.

REVIEW OF THE FUND’S MARKET PRICE COMPARED TO NET ASSET VALUE

Shares of closed-end investment companies, including funds focusing on a single country, have at various times traded at both premiums and discounts to their net asset value. Although the shares of the Fund have traded at such a premium, they also have traded at a discount from their net asset value per share (“NAV”).

Since the Fund was established, the Board of Directors on a quarterly basis has reviewed the trading price of the Fund’s shares. The purpose of such review has been to determine whether a discount exists and, if so, whether it would be in shareholders’ overall best interests for the Fund to conduct share repurchases, make an issuer tender offer for shares or consider another means of possibly reducing the discount. For example, the Board of Directors has also considered whether it would be in the best interests of the Fund to convert to an open-end fund or to an interval fund, which is a form of investment company that makes periodic share repurchases at prices based on NAV.

To date, the Board of Directors has not authorized open-market share repurchases or a tender offer for shares of the Fund. The Board of Directors also has not felt that it would be in the best interests of the Fund or its shareholders to convert to an open-end fund or to have interval fund status. As a “country fund,” the Fund’s NAV is more volatile than might be the case for a fund with a broader investment focus. The Directors believe that converting the Fund to either an open-end or interval fund would subject the Fund to redemptions or repurchases at times when liquidation of portfolio securities could disadvantage remaining shareholders, and they believe that the recent sometime extreme volatility of the financial markets in South Korea supports their view. Additionally, since an open-end fund has a limited ability to invest in illiquid securities, such a conversion could hinder the Fund’s ability to pursue its investment objectives. The Directors intend to continue to review, on a quarterly basis, the trading market for the Fund’s shares.

DIVIDEND REINVESTMENT PLAN

The Dividend Reinvestment Plan (the “plan”) is available automatically for any holder of common stock with shares registered in his/her own name who wishes to purchase additional shares with income dividends or capital gains distributions received on shares owned, unless such shareholder elects to receive all dividends and capital gain distributions in cash, paid by check and mailed to the shareholder. If a shareholder holds shares in his/her own name, communications regarding the Plan should be addressed to the plan agent, Computershare Trust Company, N.A. (the “Plan Agent”), P.O. Box 43078 Providence, RI 02940-3078. Under the Plan, shareholders appoint the Plan Agent to reinvest dividends and distributions in shares of the Fund. Such shares will be acquired by the Plan Agent for shareholders either through open market purchases if the Fund is trading at a discount or through the issuance of authorized but unissued shares if the Fund is trading at net asset value or a premium. If the market price of a share on the payable date of a dividend or distribution is at or above the Fund’s net asset value per share on such date, the number of shares to be issued by the Fund to each shareholder receiving shares in lieu of cash dividends or distributions will be determined by dividing the amount of the cash dividends or distributions to which such shareholder would be entitled by the greater of the net asset value per share on such date or 95% of the market price of a share on such date. If the market price of a share on such distribution date is below the net asset value per share, the number of shares to be issued to such shareholders will be determined by dividing such amount, less brokerage commission, by the per share market price.

KOREA EQUITY FUND, INC.

DIVIDEND REINVESTMENT PLAN-(Continued)

Purchases will be made by the Plan Agent from time to time on the New York Stock Exchange (the “Exchange”) or elsewhere to satisfy dividend and distribution investment requirements under the Plan. Purchases will be suspended on any day when the closing price (or the mean between the closing bid and ask prices if there were no sales) of the shares on the Exchange on the preceding trading day was higher than the net asset value per share. If on the dividend payable date, purchases by the Fund are insufficient to satisfy dividend or distribution investments and on the last trading day immediately preceding the dividend payable date the closing price or the mean between the closing bid and ask prices of the shares is lower than or the same as the net asset value per share, the Plan Agent will continue to purchase shares until all investments by shareholders have been completed or the closing price or the mean between the bid and ask prices of the shares becomes higher than the net asset value, in which case the Fund will issue the necessary additional shares from authorized but unissued shares. If on the last trading day immediately preceding the dividend payable date, the closing price or the mean between the bid and ask prices of the shares is higher than the net asset value per share and if the number of shares previously purchased on the Exchange or elsewhere is insufficient to satisfy dividend investments,the Fund will issue the necessary additional shares from authorized but unissued shares. There will be no brokerage charges with respect to shares issued directly by the Fund to satisfy the dividend investment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Fund’s open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder’s account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund. For the fiscal year ended October 31, 2008, the Fund did not purchase any shares in the open market or issue any new shares for dividend reinvestment purposes.

Shareholders who elect to hold their shares in the name of a broker or other nominee should contact such broker or other nominee to determine whether they may participate in the Plan. To the extent such participation is permitted, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the broker as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who are participating in such Plan. Shareholders that participate in the Plan holding shares in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan. Shareholders who are participating in the Plan may withdraw from the Plan at any time. There will be no penalty for withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin it at any time. Changes in participation in the Plan should be made by contacting the Plan Agent if the shares are held in the shareholder’s own name and must be in writing and should include the shareholder’s name and address as they appear on the account registration. If the shares are held in the name of a broker or other nominee, such person should be contacted regarding changes in participation in the Plan. Upon withdrawal from the Plan, the Plan Agent will deliver to the shareholder a certificate or certificates for the appropriate number of full shares and a cash payment for any fractional shares. In lieu of receiving a certificate, the shareholder may request the Plan Agent to sell part or all of the shareholder’s shares at the market price and remit the proceeds to the shareholder, net of any brokerage commissions. A $2.50 fee will be charged by the Plan Agent upon any cash withdrawal or termination. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for a dividend or distribution if it is received by the Plan Agent not less than 10 days prior to such record date.

KOREA EQUITY FUND, INC.

DIVIDEND REINVESTMENT PLAN-(Continued)

The Plan Agent will maintain all shareholders accounts in the Plan, and furnish written confirmation of all transactions in such account, including information needed by shareholders for tax records. Shares in the account of each Plan participant may be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.

The automatic reinvestment of dividends will not relieve participants of any income taxes that may be payable (or required to be withheld) on such dividends. Shareholders receiving dividends or distributions in the form of additional shares pursuant to the Plan should be treated for Federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount.

The Fund reserves the right to amend or terminate the Plan as applied to any dividend paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend. There is no service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence concerning the Plan, including requests for additional information about the Plan, should be directed to the Plan Agent at Computershare Investor Services, P.O. Box 43078, Providence, RI 02940-3078.

SHAREHOLDER ACCOUNT INFORMATION

Shareholders whose accounts are held in their own name may contact the Fund’s transfer agent,
Computershare Trust Company, N.A. at (800) 426-5523 for information concerning their accounts.

KOREA EQUITY FUND, INC.

Board Review of the Current Management,
Investment Advisory and Investment Sub-Advisory Agreements

The Board of Directors of the Fund (the “Board”) consists of five directors, four of whom are independent, or non-interested, directors (the “Independent Directors”). The Board considers matters relating to the Fund's management and investment advisory agreements throughout the year. On an annual basis, the Board specifically considers whether to approve the continuance of these agreements for an additional one-year period. The individual agreements (the “Agreements”) consist of the Fund's management agreement with Nomura Asset Management U.S.A. Inc. (the “Manager”), the investment advisory agreement between the Manager and its parent, Nomura Asset Management Co., Ltd. (the “Investment Adviser”), and investment sub-advisory agreements between the Investment Adviser and two affiliated advisers, Nomura Asset Management Hong Kong Limited and Nomura Asset Management Singapore Limited (the “Investment Sub-Advisers”).

The Board, including the Independent Directors, most recently approved the continuance of the Agreements at a meeting held on August 21, 2008. In connection with their deliberations at that meeting and at a separate telephonic meeting of the Independent Directors held on July 30, 2008, the Independent Directors received materials that included, among other items, information provided by the Manager regarding (i) the investment performance of the Fund, performance of other investment companies and performance of the Fund’s benchmark, (ii) expenses of the Fund and the management fee paid by the Fund to the Manager, the advisory fee paid by the Manager to the Investment Adviser and the sub-advisory fees paid to the Investment Sub Advisers, and (iii) the profitability of the Agreements to the Manager, the Investment Adviser and the Investment Sub-Advisers. The lndependent Directors sought and received additional information from the Manager and the Investment Adviser. The Independent Directors were advised by independent counsel in considering these materials and the continuance of the Agreements.

In considering the continuance of the Agreements, the Board, including the Independent Directors, did not identify any single factor as determinative. Matters considered by the Directors in connection with their approval of the Agreements included the following:

The nature, extent and quality of the services provided to the Fund under the Agreements. The Board considered the nature, extent and quality of the services provided to the Fund by the Manager, the Investment Adviser and the Investment Sub-Advisers and the resources dedicated by the Manager, the Investment Adviser and the Investment Sub-Advisers. These services included both investment advisory services and related services such as the compliance oversight provided by the Manager. In addition, the Independent Directors discussed in particular the portfolio management personnel involved with management of the Fund. The Independent Directors commented favorably on the compliance personnel at the Manager and the services they provided in monitoring portfolio transactions and other compliance functions, and the financial administration provided by the Manager. Based on its review of all of these services, the Board, including the Independent Directors, concluded that the nature, extent and quality of these services supported the continuance of the Agreements.

lnvestment performance. The Board considered performance information provided by the Manager regarding the Fund’s investment performance over a number of time periods, including the one-year, three-year and five-year periods recently ended. The Manager also provided the Directors with comparative performance information that they requested.

KOREA EQUITY FUND, INC.

Board Review of the Current Management,
Investment Advisory and Investment Sub-Advisory Agreements-(Continued)

In response to requests for additional information by the Independent Directors, the Board received information about the performance of the Fund compared to the Fund’s benchmark index, data on the Fund’s expense ratio and components thereof, and comparative fee, expense ratio and performance information for other funds investing primarily in South Korean stocks. This information showed that, based on changes in net asset value for the one-year and three-year periods ended June 30, 2008, the Fund ranked second in performance of four U.S. investment companies investing in Korean securities that had been identified by the Manager.

After considering all factors deemed appropriate, the Board, including the Independent Directors, concluded that the Fund’s performance supported the continuance of the Agreements.

The costs of the services to be provided and the profits to be realized by the Manager and its affiliates from their advisory relationships with the Funds. The Board considered the Fund's management fee in connection with other information provided for the Directors’ consideration. The Manager also provided the Board with information prepared by the Manager, the Investment Adviser and the Investment Sub-Advisers indicating the profitability of the Agreements to these respective advisors. The Independent Directors reviewed this information with the Manager and requested and received certain supplemental information from the Manager and the Investment Adviser with respect to the methodologies used to charge and allocate expenses relating to the management of the Fund. The Manager and its affiliates also act as advisers to one additional investment company registered under the Investment Company Act of 1940 and the Board of Directors of the Fund compared the advisory arrangements and fees for these two companies. The Board of Directors of the Fund recognized that the nature of the services provided by the Manager and the Investment Adviser to other investment vehicles and separate accounts differed from the range of services provided to the two registered investment companies.

After reviewing the information described above, the Independent Directors concluded that the management fee proposed to be charged to the Fund was reasonable and that the costs of the services provided pursuant to the Agreements and the profitability of the Agreements to the Manager, the Investment Adviser and the Investment Sub-advisers supported the continuance of the Agreements.

Economies of Scale. The Board also considered whether the Manager realizes economies of scale as the Fund grows larger. The Board also noted the reduction in the contractual rate of the management fee that became effective in 2006. The Board further considered the reduction in the Fund’s operating expense ratio that had been realized over the past several years. In particular, the Fund’s expense ratio declined from 1.68% for the year ended October 31, 2006 to an annualized expense ratio of 1.28% for the six months ended April 30, 2008. After consideration of information it considered relevant, the Board concluded that it would not request breakpoints in the management fee to further reduce the Fund's operating expense ratio.

Based on an evaluation of all factors deemed relevant, including the factors described above, the Board, including each of the Independent Directors, concluded that each of the Agreements should be continued through August 31, 2009.

BOARD OF DIRECTORS
William G. Barker, Jr.
Rodney A. Buck
David B. Chemidlin
Shigeru Shinohara
Chor Weng Tan

OFFICERS
Shigeru Shinohara, President
Kenneth L. Munt, Vice President
Hiroyuki Nakano, Vice President
Rita Chopra-Brathwaite, Treasurer
Neil A. Daniele, Secretary and Chief Compliance Officer

MANAGER
Nomura Asset Management U.S.A. Inc.
Two World Financial Center, Building B
New York, New York 10281
Internet Address
www.nomura.com

INVESTMENT ADVISER
Nomura Asset Management Co., Ltd.
1-12-1 Chome Nihonbashi, Chuo-ku,
Tokyo 103-8260, Japan

INVESTMENT SUB-ADVISERS
Nomura Asset Management Hong Kong Limited
30th Floor, Two International Finance Center
8 Finance Street
Central, Hong Kong
Nomura Asset Management Singapore Limited
6 Battery Road 34-02
Singapore 049909

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109-3661

DIVIDEND PAYING AGENT, TRANSFER AGENT
AND REGISTRAR
Computershare Trust Company, N.A.
P. O. Box 43078
Providence, RI 02940-3078

COUNSEL
Sidley Austin LLP
787 Seventh Avenue
New York, New York 10019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
5 Times Square
New York, New York 10036

KOREA EQUITY FUND, INC.
TWO WORLD FINANCIAL CENTER, BUILDING B
NEW YORK, NEW YORK 10281
________________________________________________________________
This Report, including the Financial Statements, is transmitted to the Shareholders of Korea Equity Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the Report.
KOREA Equity Fund, Inc. ANNUAL REPORT OCTOBER 31, 2008

ITEM 2.  CODE OF ETHICS

(a)
As of October 31, 2008, the Registrant had adopted a code of ethics that applies to the Registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(c)
There were no amendments during the fiscal year ended October 31, 2008 to a provision of the code of ethics that applies to the Registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of Item 2 of Form N-CSR.

(d)	Not applicable.

(e)	Not applicable.

(f)
A copy of the Registrant’s code of ethics that applies to the Registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, is attached as an exhibit.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

The Registrant’s Board of Directors has determined that David B. Chemidlin, a member of the Registrant's Audit Committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item.  This designation will not increase the designee's duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board of Directors; nor will it reduce the responsibility of the other Audit Committee members.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees paid to the Registrant's principal accountant (the "Accountant") were $63,600 and $60,000 for the fiscal years ended 10/31/08 and 10/31/07, respectively.

(b) Audit-Related Fees for the Registrant were $10,000 and $10,000 for the fiscal years ended 10/31/08 and 10/31/07, respectively.  These fees relate to procedures performed by the Accountant in connection with the review of the Registrant’s semi-annual reports.

In addition, there were no Audit-Related Fees billed in the fiscal years ended 10/31/08 and 10/31/07 for assurance and related services by the Accountant to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("service affiliates"), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the fiscal years ended 10/31/08 and 10/31/07, respectively.

(c) Tax Fees for the Registrant were $11,400 and $9,900 for the fiscal years ended 10/31/08 and 10/31/07, respectively.  These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include the filing and amendment of federal, state and local income tax returns, timely regulated investment company qualification review and tax distribution and analysis planning rendered by Ernst & Young LLP (“E&Y”) to the Registrant.

There were no fees billed for tax services by E&Y to service affiliates for the fiscal years ended 10/31/08 and 10/31/07, respectively, that required pre-approval by the Audit Committee.

(d) All Other Fees for the Registrant were $10,600 and $10,000 for the fiscal years ended 10/31/08 and 10/31/07, respectively. These amounts represent procedures performed in connection with the review of the Registrant’s filings with the Osaka Securities Exchange.

There were no fees billed for all other non-audit services rendered by E&Y to service affiliates for the fiscal years ended 10/31/08 and 10/31/07, respectively, that required pre-approval by the Audit Committee.

(e) (1) The Charter for the Audit Committee of the Registrant requires the Audit Committee (a) to preapprove all auditing services to be provided to the Registrant by the Registrant’s independent accountants; (b) to preapprove all non-audit services, including tax services, to be provided to the Registrant by the Registrant’s independent accountants in accordance with the Securities Exchange Act of 1934, as amended (the “1934 Act”); provided, however, that the preapproval requirement with respect to the provision of non-audit services to the Registrant by the Registrant’s independent accountants may be waived by the Audit Committee under the circumstances described in the 1934 Act; and (c) to preapprove non-audit services to be provided to the Registrant’s investment adviser (and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant) if the engagement relates directly to the operations and financial reporting of the Registrant.

(e)(2) Not applicable.

(f) Not applicable.

(g) Non-audit fees billed by E&Y for services rendered to the Registrant and Nomura Asset Management USA Inc. (“NAM-USA”) and any entity controlling, controlled by, or under common control with NAM-USA that provides ongoing services to the Registrant were $2.0 million and $2.8 million for the fiscal years ended 3/31/08 and 3/31/07, respectively.  These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services and non-audit related services rendered by E&Y to service affiliates.

(h) The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser and service affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence. All services provided by the Accountant to the Registrant or to service affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

(a)
The Registrant’s Board of Directors has a standing Audit Committee, which consists of the Directors who are not “interested persons” of the Registrant within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).  Currently, Messrs. William G. Barker, Rodney A. Buck, David B. Chemidlin and Chor Weng Tan are members of the Audit Committee.

(b)	Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS

The Registrant’s investments in securities of unaffiliated issuers as of 10/31/08 are included in the report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

The Registrant has delegated proxy voting responsibilities to its investment adviser, subject to the Board of Directors’ general oversight.  The investment adviser has adopted its own Policy and Process on Corporate Governance and Proxy Voting for this purpose.  The Policy and Process is set forth below.

Proxy Voting Policy

NOMURA ASSET MANAGEMENT

NOMURA ASSET MANAGEMENT CO., LTD.
NOMURA ASSET MANAGEMENT U.S.A. INC.
NOMURA ASSET MANAGEMENT U.K. LIMITED
NOMURA ASSET MANAGEMENT SINGAPORE LIMITED
NOMURA ASSET MANAGEMENT HONG KONG LIMITED

May 2005

I.	Basic Policy for Proxy Voting

This Proxy Voting Policy has been adopted by NOMURA ASSET MANAGEMENT Co., Ltd. and its investment advisory subsidiaries.* These companies are hereinafter collectively referred to as “NOMURA ASSET MANAGEMENT”.  The overall objective of NOMURA ASSET MANAGEMENT is to increase the value of its clients’ investments. We recognize that to establish the power to influence management through voting rights is an effective way to achieve such an objective. NOMURA ASSET MANAGEMENT believes the proxy voting right is an important financial asset that must be managed with the same care and diligence as any other client asset.  We exercise proxy voting decisions solely in the best long-term interests of our clients. When we acquire a company’s equity securities, we believe that they are a good investment. We will not acquire equity securities simply to obtain control of an issuer.

*	(NOMURA ASSET MANAGEMENT Hong Kong Limited, NOMURA ASSET MANAGEMENT Singapore Limited, NOMURA ASSET MANAGEMENT U.K. Limited and NOMURA ASSET MANAGEMENT U.S.A. Inc.)

II.	Proxy Voting Guidelines

NOMURA ASSET MANAGEMENT closely examines the voting agendas of a company in the cases listed below.  Where we believe that a specific agenda item is not in shareholders’ interests, NOMURA ASSET MANAGEMENT shall decide either to vote against, or to abstain from voting, on the item.

(1)
Where it is found that the company violated the law or otherwise engaged in antisocial activity. However, NOMURA ASSET MANAGEMENT shall not exercise the proxy voting rights solely as a means to address specific social or political issues, irrespective of investment returns of the company.

(2)	Where the auditor’s opinion on the company is qualified (for Japanese equity securities).
(3)	Where the company’s disclosure is determined to be inadequate, and therefore, deemed harmful to the shareholders’ interests.
(4)	Where the company continuously reports sluggish business performance, poor investment returns and management’s efforts for improvement are found inadequate.
(5)	Where the company accumulates a large amount of financial assets, which are not effectively used nor distributed to the shareholders adequately.
(6)	Where the company’s business and financial strategies are deemed to harm shareholders’ interests.
(7)	Where the composition and size of the company’s board of directors or the composition of its statutory auditors are deemed inadequate, and likely to harm the shareholders’ interest.
(8)	Shareholder proposals.
(9)	Extraordinary agenda items, such as amendments to the company’s articles of incorporation, which are likely to harm shareholders’ interest.

III.	Positions on Specific Issues

(1)	Election of Directors

NOMURA ASSET MANAGEMENT votes on the candidates nominated by the issuer’s management when it is determined that such candidates would best serve our clients’ best interests.

The size of the board should be adequate considering the nature of the company’s business and its scale.

If the company’s business performance remains sluggish over a long period and little remedial effort is ascertained, or if the company is found to have engaged in any antisocial activity or any activity that would harm shareholder value, NOMURA ASSET MANAGEMENT will carefully weigh the qualification of the directors who have served during the said period or at the time of such activity in voting on their reelection.

In principle, we vote for election of outside directors, provided that we take into consideration such elements as the competence and experience of the candidates for the outside director.

With respect to proposals  that call for a staggering of the terms of the directors, when it is determined that such a change would harm the effectiveness of corporate governance, we would oppose such a proposal.

Because outside directors of companies that have adopted the committee system play an especially essential role in each of the three committees - nomination, compensation and audit - special consideration should be paid to the directors’ qualifications, such as independence. Companies have transferred the decision-making for many important matters, such as disposition of profits, from  shareholders to the executive officers and the board of directors of the company. In consideration of this fact, the qualifications of the director for the office should be judged upon careful review of the assessment of the board of directors.

(2)	Election of Auditors

Auditors are expected to be qualified to audit the business of directors on behalf of shareholders, and to function adequately for that purpose.
Where the company has engaged in a certain antisocial or illegal activity in which an auditor is found responsible for any part thereof, or determined to have failed to fully perform his/her duties, we will form a negative opinion on the reelection of such auditor.

It is desirable to ensure that the outside auditors are independent of management. It is undesirable to have the audit committee composed of outside auditors who all lack independence. Where a reduction in the number of auditors is proposed, there should be proper justification for such a reduction.

(3)	Executive Compensation

NOMURA ASSET MANAGEMENT votes for management compensation plans  that in its view, are reasonable, especially equity-based compensation plans which are linked to the long-term interest of the company’s shareholders. However, we vote against plans that are inconsistent with or inequitable compared to the company’s overall financial condition or that would substantially dilute the interests of shareholders.

When a company’s antisocial activities are found, we expect to see corrective measures reflected in management’s compensation.

It is desirable for the company to disclose management’s compensation so that shareholders can determine its adequacy.

(4)	Stock Option

In principle, we vote for stock option plans when the conditions of the plan, such as eligibility and its amount, are properly set forth for the purpose of promoting the incentives of the executives and employees. However, we vote against such plans when the conditions are deemed to be improper.

(5)	Capital Policy

①	Distribution policy

In deciding on the distributions to its shareholders, the company should ensure that such distributions are consistent with its long-term investment plan. While we view the acquisition of the company’s own stock positively as a means to enhance the company’s value, it is always necessary to check whether it is an adequate means for the sake of the company’s long-term capital structure.

②	Change in authorized shares

An increase in the number of authorized shares is required for a variety of legitimate business purposes, including financing, stock splits, corporate reorganizations, or debt for equity exchanges. NOMURA ASSET MANAGEMENT will vote for a company’s proposed increase in the number of authorized shares unless it is considered a special circumstance proposal. Such proposals will be dealt with on a case-by-case basis.

③	Issuance of preferred and other classes of shares

NOMURA ASSET MANAGEMENT will carefully scrutinize proposals with respect to the issuance of shares in special cases, such as to authorize the board of directors to issue preferred shares with discretion to determine such conditions as voting rights, conversion, dividend and transferability (“Blank Check” Preferred Shares). We recognize that while such classes of shares are generally issued for financing purposes, it may thwart an increase in shareholders’ value.

(6)	Corporate Restructurings

①	Mergers, acquisitions and other corporate restructurings
NOMURA ASSET MANAGEMENT reviews all proposals for mergers, acquisitions and other forms of corporate restructurings on a case-by-case basis by evaluating the financial impact on our clients.

②	Anti-takeover measures
NOMURA ASSET MANAGEMENT will not vote, in principle, for proposals that make it more difficult for a company to be acquired by another company. We believe that anti-takeover measures can depress the company’s market value.

However, we may vote for proposals based on individual analysis only when they are found primarily intended to protect shareholder value rather than the management itself.

(7)	Corporate and Social Responsibility

The management of a company is responsible for the firm’s day-to-day business activities. Rather than rendering a judgment on specific social or political matters, NOMURA ASSET MANAGEMENT will, in principle, honor the management’s business judgment on such matters. However, NOMURA ASSET MANAGEMENT may decide to vote on such social or political matters on a case-by-case basis when such matters may have an impact on investment return. In making judgments on such proposals, we pay close attention to individual circumstances in each country.

IV.       Conflicts of Interest

In exercising voting rights, there may arise conflicts of interest (for example, NOMURA ASSET MANAGEMENT may have a business relationship with an issuer whose securities are held in client portfolios. and over which we have proxy voting discretion).

When such a conflict of interest arises, NOMURA ASSET MANAGEMENT shall vote, in order to remain impartial in the exercising of proxy voting rights, based on recommendations made by third-party proxy voting service vendors. We recognize a necessity of such recommendations by these vendors only when NOMURA ASSET MANAGEMENT generates from its business relationship with an issuer amounts to more than 1 percent of the total revenue of NOMURA ASSET MANAGEMENT, and when the proposal to be voted on may provide an undue enrichment to the director, officer, or another affiliate of such issuer. Where the revenue from a business relationship with the issuer is more than 0.5 percent of the total revenue of NOMURA ASSET MANAGEMENT, we will closely examine the proposal to see whether there is any potential conflict of interest.

With respect to shares of Nomura Holdings, Inc. that are held in client portfolios, we shall seek advice from third-party proxy voting service vendors.

***************

Principles on Corporate Governance of Portfolio Companies

Purpose of the Principles

1.
For a company to manage its business operations with due consideration for shareholders’ interests and steady long-term earnings, it is crucial the company’s corporate governance functions adequately. As an investment manager, NOMURA ASSET MANAGEMENT has established basic corporate governance principles (described below) that it looks for in portfolio companies.  We monitor the business operations of companies in which we invest to ensure consistency with these principles. We believe that companies that follow these principles operate their businesses with autonomy in a way that enhances shareholders’ interests/value in the long term. On the other hand, where no continued expansion of shareholder value is recognized in a company, or where the company’s business performance or investment return has been sluggish, we will seek to promote investors’ (beneficiaries’) interests by demanding the company take corrective measures.

Ideal Form of Corporate Governance

2.	We believe the following are ideal forms of corporate governance to serve long-term shareholders’ interests:

①	The board consists of an adequate number of directors qualified for rendering proper business judgment and functioning effectively.
②	The statutory auditors are qualified to audit the activities and functions performed by directors on behalf of shareholders.
③	Where the board of directors has designated committees of the board to carry out specific functions, each committee shall consist of qualified members and operate with independence.
④	Executives’ compensation is well balanced with long-term investment return reflecting improved shareholders’ value and appropriate management incentives.
⑤	The corporate governance system is in place to ensure sufficient internal control in terms of compliance and internal auditing.

Accountability through Disclosure

3.
We will request companies to maintain their accountability through timely and proper public disclosure in order for us to monitor their corporate governance. We will demand full disclosure and explanation as well as corrective measurements taken with respect to any illegal or antisocial activity if any.

Dialogue with Companies

4.	NOMURA ASSET MANAGEMENT, as an investment manager, will step up its dialogue with companies regarding their corporate governance efforts.

Exercise of the Voting Rights

5.
NOMURA ASSET MANAGEMENT will vote proxies on behalf of its clients in a manner consistent with the corporate governance principles stated above and seek that companies manage their business operations with due consideration for shareholders’ long-term interests.

*********************

Organizational Structure and Decision-Making Process regarding the Exercise of Proxy Voting Rights

                                                The Proxy Voting Committee
                                        May 2005

I.	Organizational Structure regarding the Exercise of Proxy Voting Rights

The Proxy Voting Committee at NOMURA ASSET MANAGEMENT is primarily responsible for final determinations on the exercise of proxy voting rights. The day-to-day operational activities relating to the exercise of proxy voting rights are performed at the departments designated within NOMURA ASSET MANAGEMENT.

The exercise of proxy voting rights with respect to the equity securities held by the discretionary investment accounts managed by NOMURA ASSET MANAGEMENT’s overseas affiliates shall be instructed through such affiliates.

①	Proxy Voting Committee

The Proxy Voting Committee is composed of members selected by its chairman, who is appointed by the board of directors at NOMURA ASSET MANAGEMENT’s headquarters.  The Proxy Voting Committee makes the final determinations on the exercise of proxy voting rights.

The Proxy Voting Committee shall review the agenda items for voting in accordance with the “Proxy Voting Guidelines” and decide to vote for or against, or abstain from voting on, each item.

A meeting of the Proxy Voting Committee may be held whenever necessary. The Corporate Research Department at NOMURA ASSET MANAGEMENT’s headquarters serves as its office. The process and results of the review of each agenda item shall be reported to the Management Committee or the Board of Directors of NOMURA ASSET MANAGEMENT’s headquarters, as the case maybe.

②	Fund Operation Department

The Fund Operation Department has the primary responsibility for handling proxy voting instructions with respect to equity securities held by the discretionary investment accounts and Japanese investment trusts managed by NOMURA ASSET MANAGEMENT’s headquarters. The Department also provides necessary support to NOMURA ASSET MANAGEMENT’s overseas affiliates in their handling of proxy voting instructions.

The Fund Operation Department shall forward all notices of shareholders meetings with respect to Japanese equities received from the trust banks to the Corporate Research Department of NOMURA ASSET MANAGEMENT’s headquarters. The agenda items in these notices shall be reviewed by the Corporate Research Department or the Proxy Voting Committee, and the Fund Operation Department shall instruct the trust banks to exercise the proxy voting rights in accordance with their determinations. The agenda items, for which determinations have not yet been made, shall be monitored by the Fund Operation Department until the return date for the proxy voting. Records regarding proxy voting instructions and notices of shareholders meetings shall be maintained for six years.

The Fund Operation Department shall forward the notices of shareholders meetings with respect to non-Japanese equities received from the trust banks to the Corporate Research Department. This, however, is not the case when the proxy materials are made available through information sources. The Fund Operation Department shall instruct the trust banks to exercise the proxy voting rights in accordance with the determinations made by the Corporate Research Department based on the reviews and recommendations of the overseas affiliates. When necessary, the Fund Operation Department shall instruct the trust banks to exercise the proxy voting rights in accordance with the determinations made by the Proxy Voting Committee. Records regarding proxy voting instructions shall be maintained for six years.

③	Operation Departments at Overseas Affiliates

The operation department of each overseas affiliate (“Overseas Operation Department”) handles proxy voting instructions in accordance with the discretionary investment agreements entered into with its clients in its territory.

The Overseas Operation Department shall also provide necessary support to NOMURA ASSET MANAGEMENT’s headquarters or other overseas affiliates in handling proxy voting instructions.

The Overseas Operation Department, after receiving notices of shareholder meetings and other proxy materials from the custodian, shall forward such notices and materials, when necessary, to the department in charge at NOMURA ASSET MANAGEMENT’s headquarters or other relevant overseas affiliates. This, however, is not the case when notices of shareholders meetings and other proxy materials are made available to NOMURA ASSET MANAGEMENT’s headquarters or other overseas affiliates through information sources. After having the agenda items reviewed by NOMURA ASSET MANAGEMENT’s headquarters or other relevant overseas affiliates, the Overseas Operation Department shall instruct the custodian to exercise the proxy voting rights.

Records regarding proxy voting instructions shall be maintained for six years.

④	Corporate Research Department

The Corporate Research Department, as an office of the Proxy Voting Committee, plays an important role in reviewing the agenda items for voting.

For Japanese Equity Issuers, the Corporate Research Department shall evaluate the agenda items forwarded from the Fund Operation Department, and refer a specific agenda item to the Proxy Voting Committee for deliberation, if necessary. The Corporate Research Department shall communicate the determinations made at the meeting of the Proxy Voting Committee to the Fund Operation Department by the return date for voting, and shall keep the minutes of the Proxy Voting Committee meeting. The Corporate Research Department shall maintain written records regarding such proxy voting determinations for six years.

The Corporate Research Department also provides information on the exercise of proxy voting rights with respect to Japanese issuers whose equity securities are held in the accounts managed by NOMURA ASSET MANAGEMENT’s overseas affiliates.

For non-Japanese issuers whose equity securities are held in Japanese investment trusts and discretionary investment accounts managed by NOMURA ASSET MANAGEMENT’s headquarters, the Corporate Research Department shall handle the determinations to vote for or against the agenda items. Further, the Corporate Research Department shall forward the proxy materials received from the Fund Operation Department or made available through information sources to the relevant overseas affiliate that is engaged primarily in researching the issuer in question. However, this is not the case when proxy materials are made available through information sources at the overseas affiliates. For the investment trusts or accounts where  investment management is delegated to third party investment advisers, the Corporate Research Department may consult with such investment advisers when necessary. The person in charge of the exercise of proxy voting rights at the Corporate Research Department makes a determination whether to vote “for” or “against” based on the recommendations of overseas affiliates or the investment advisers. The Corporate Research Department may refer a specific agenda item to the Proxy Voting Committee for further deliberation if necessary.

The Corporate Research Department shall maintain, for six years, written records regarding notices of shareholders meetings and proxy voting determinations with respect to all agenda items evaluated for voting.

⑤	Investment Department at Overseas Affiliate

The investment department of each overseas affiliate ("Overseas Investment Department") shall provide to the Corporate Research Department with its recommendations to vote for or against on the agenda items regarding non-Japanese issuers of equity securities in its region, which it has received from NOMURA ASSET MANAGEMENT’s headquarters.

NOMURA ASSET MANAGEMENT U.K. Limited is responsible for recommendations on proxy voting with respect to the European issuers, NOMURA ASSET MANAGEMENT U.S.A. Inc. is responsible for recommendations on proxy voting with respect to the North and South American issuers, and

NOMURA ASSET MANAGEMENT Singapore Limited is responsible for Asian equity proxy voting recommendations with respect to the Asian issuers. The three Overseas Investment Departments scrutinize and evaluate agenda items from the viewpoint of their fiduciary duties, by utilizing third-party proxy voting service providers (e.g., Institutional Shareholder Services (ISS)). The record of grounds for determinations and notices of shareholders meeting or proxy materials evaluated for voting shall be maintained for six years.

The Overseas Investment Department shall also provide its recommendations on proxy voting regarding non-Japanese issuers of equity securities to other overseas affiliates that manage the discretionary accounts which invest in such securities.  The Overseas Operation Department of the overseas affiliate managing such accounts sends proxy voting instructions to the custodian based on the recommendations by the Overseas Investment Department of the relevant overseas affiliate that is responsible for such recommendations. The relevant overseas affiliate shall be responsible for final determinations on proxy voting in accordance with the process described above.

II.	Proxy Voting Process for Japanese Equities

NOMURA ASSET MANAGEMENT follows the proxy voting decision-making process described below for Japanese equities:

1.	The Fund Operation Department records all of the notices of shareholders meetings received with respect to the issues held, and forwards the notices to the Corporate Research Department.

2.
The Corporate Research Department individually evaluates all of the notices of shareholders meetings in accordance with the proxy voting guidelines set forth in the Proxy Voting Policy. If no issue is found, the Corporate Research Department shall tell the Fund Operation Department to instruct the trust banks to vote for the agenda items. If any issue is found, the Corporate Research Department shall refer the agenda items in question to the Proxy Voting Committee.

3.	The Proxy Voting Committee shall evaluate the agenda items referred from the

Corporate Research Department based on the Proxy Voting Guidelines, and determine whether to vote for or against, or abstain from voting. The Proxy Voting Committee shall communicate its determinations to the Fund Operation Department.

4.	The agenda items reviewed by the Proxy Voting Committee shall be reported to NOMURA ASSET MANAGEMENT’s Management Committee or Board of Directors.

5.
For Japanese issuers whose equity securities are held in overseas affiliates’ discretionary investment accounts, the Overseas Operation Departments shall obtain the information on the exercise of the proxy voting right, and forward to the Corporate Research Department if necessary. The Corporate Research Department shall provide the information necessary for the exercise of proxy voting rights to Overseas Operation Departments.

III.        Proxy Voting Process for Non-Japanese Equities

NOMURA ASSET MANAGEMENT follows the proxy voting decision-making process described below for non-Japanese equities:

1.
NOMURA ASSET MANAGEMENT shall instruct to vote for or against, or abstain from voting, in principle, with respect to all issues held in the discretionary accounts we manage, upon the consent of the clients and taking into consideration the stable cash-flows of such accounts, where the investment management agreements with the clients authorize us to do so.

2.
NOMURA ASSET MANAGEMENT shall instruct, in principle, exercise of the proxy voting rights with respect to the issues held in Japanese investment trusts. However, we may not instruct exercise of the proxy voting rights in the country or market, taking into consideration the frequent cash-flows of such trusts, where such exercise of the proxy voting rights would impose any restriction on disposition of such issues during the proxy voting period. Also, NOMURA ASSET MANAGEMENT, in instructing proxy voting, shall consider costs and benefits associated therewith. For that purpose, the Proxy Voting Committee shall set the screening criteria and determine the “Watch List” for non-Japanese equities, and exercise the voting rights, in principle, only for companies on the “Watch

List”.

3.
The Fund Operation Department shall forward proxy materials received from the trust banks to the Corporate Research Department. This, however, is not the case where proxy materials are made available through information sources. Where the custodian has not sent proxy materials, but the exercise of proxy voting rights is possible, the Corporate Research Department may seek information through informational sources.

4.
The Corporate Research Department shall forward the proxy materials to the relevant overseas affiliates or investment advisers which are researching the issuer in question and seek their recommendations on the agenda items. When the proxy materials are available at overseas affiliates or investment advisers through information sources, it may seek recommendations without forwarding the proxy materials.

5.
Each overseas affiliate or investment adviser shall review and examine the proxy materials from the viewpoint of their fiduciary duties, and provide recommendations to the Corporate Research Department.

6.
The Corporate Research Department, based on recommendations received from the overseas affiliates or investment advisers, shall instruct the exercise of the proxy voting rights through the Fund Operation Department. When necessary, the Corporate Research Department may refer specific agenda items to the Proxy Voting Committee for its deliberation. The Proxy Voting Committee shall closely review the agenda items in accordance with the Proxy Voting Guidelines. If the Proxy Voting Committee believes the agenda items referred to are not in the shareholders’ interests, it shall determine either to vote against or to abstain from voting on such agenda items, and instruct exercise of the proxy voting rights accordingly through the Fund Operation Department.

7.	The conclusions reached at the Proxy Voting Committee shall be reported to NOMURA ASSET MANAGEMENT’s Management Committee or Board of Directors.

8.	For non-Japanese issuers whose equity securities are held in overseas affiliates’ discretionary investment accounts, the Overseas Operation

Department of an overseas affiliate shall obtain the proxy materials of the issuers of non-Japanese equities held in their discretionary account and instruct the custodian based on the recommendations made by the other relevant overseas affiliate. Final determinations at the overseas affiliate will be made in the same process as mentioned above.

IV.       The Screening Criteria for The Exercise of Proxy Voting Rights

In order to facilitate the proxy voting process with respect to Non-Japanese issues held in the Japanese investment trust, NOMURA ASSET MANAGEMENT shall set forth the screening criteria and, based on such criteria, prepare the “Non-Japanese Companies Watch List.”

Non-Japanese Companies Watch List

A non-Japanese company shall be placed on the Watch List if:

(1)
The company, which meets the following quantitative screening criteria due to its noticeably poor business performance and investment return, shall be listed on the Watch List taking into consideration the impact NOMURA ASSET MANAGEMENT’s exercise of proxy voting rights would have on their management.

①
Investment return has been below the sector index return (i.e., an index based upon the MSCI’s 10 sectors) by 40 percent for the past three consecutive years (on an EPS basis). If sector classification information is not available for a certain company, the company is compared with the MSCI country index to which the issuer belongs;

②
Investment return has been below the sector return index (i.e., an index based upon the MSCI’s 10 sectors) by more than 70 percent for the past three consecutive years. If sector classification information is not available for a certain company, the company is compared with the MSCI country index to which the issuer belongs;

③	NOMURA ASSET MANAGEMENT holds more than one percent of all the outstanding shares of a certain issuer.

(2)
The Corporate Research Department shall send the Watch List that has been prepared by the aforementioned quantitative screening to the overseas affiliates and other relevant departments. Each overseas affiliate shall review the companies on the Watch List, in accordance with the Proxy Voting Guidelines, and may remove a company from the Watch List if it reasonably believes that its inclusion on the list is not warranted. On the other hand, if a company’s performance appears inadequate in the light of the Proxy Voting Guidelines and it is not yet included in the list, then the company shall be added to the Watch List.

(3)
General Managers of the Corporate Research Department are responsible for making the final determinations regarding the addition or deletion of certain companies to and from the Watch List, and approve the Watch List for non-Japanese companies. The Corporate Research Department shall maintain all records regarding such determinations

(4)	The Watch List generally shall be up-dated on a semi-annual basis.

Screening criteria shall be reviewed when necessary, and any changes to the criteria must be approved by the Proxy Voting Committee.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a) (1) As of October 31, 2008, Mr. Shigeto Kasahara acts as the Registrant's portfolio manager.  Mr. Kasahara has served as a portfolio manager of the Registrant since April 2005. He previously served as a portfolio manager specializing in Pacific Basin ex-Japan Equities at Nomura Asset Management Hong Kong Limited (“NAM-Hong Kong”) from 2002 to 2004. He has been a portfolio manager at Nomura Asset Management Singapore Limited (“NAM-Singapore”) since 2004. Prior to September 29, 2008 Mr. Eric Poh served as a co-portfolio manager. The portfolio manager is primarily responsible for the day-to-day portfolio management of the Registrant. The portfolio manager oversees investment decisions and activities and reviews research analysis.

      (2) As of October 31, 2008, Mr. Kasahara was primarily responsible for the day-to-day portfolio management for the Registrant, for 5 other pooled investment vehicles that are not registered investment companies under the 1940 Act (with total assets of US$40 million as of October 31, 2008) and for 2 other accounts (with total assets of US$143 million as of October 31, 2008). None of the investment advisory fees with respect to these accounts is based on the performance of the account. Real, potential or apparent conflicts of interest may arise where a portfolio manager has day-to-day responsibilities with respect to more than one account. These conflicts include the following: (i) the process for allocation of investments among multiple accounts for which a particular investment may be appropriate, (ii) allocation of a portfolio manager's time and attention among relevant accounts and (iii) circumstances where the Registrant's investment adviser has an incentive fee arrangement or other interest with respect to one account that does not exist with respect to other accounts.

      (3) The portfolio manager receives a combination of base compensation and discretionary compensation consisting of a cash bonus. The methodology used to determine the portfolio manager's compensation is applied across all accounts managed by the portfolio manager. Generally, the portfolio manager receives fixed salary compensation based on his duties and performance. The amount of base salary is reviewed annually after completion of the formal performance appraisal process. In order to appraise the portfolio manager's performance, certain measures are used, such as a review of his specialties and expertise, a review of his capabilities to achieve assigned duties and a review of his management and communication skills. In addition to base compensation, the portfolio manager may receive discretionary compensation in the form of a cash bonus. The bonus is based on both quantitative and qualitative scores. The quantitative score is determined prior to payment based on the performance of the portfolio manager's accounts. The quantitative scoring for purposes of the bonus comprises 60 to 80 percent of the performance appraisal measurement. As indicated above, Mr. Kasahara is responsible for multiple accounts. The quantitative scoring generally takes into account the performance of each of these accounts, on a pre-tax basis over the average of the most recent one-year and three-year periods, compared against benchmarks established for such accounts during the same periods. In evaluating the performance of the Registrant, NAM-Singapore utilizes the performance of the Korea Composite Price Index (KOSPI) as the benchmark.   The qualitative score is determined by analyzing the quality of the portfolio manager's contribution to the Registrant's investment adviser, focusing primarily on the contribution to the management of the investment team and to client service and marketing. While the bonus can range up to 100 percent or more of base salary, the Registrant's investment adviser has indicated that cash bonuses typically represent approximately 20 to 40 percent of its portfolio manager's aggregate cash compensation. The information provided in this paragraph (a)(3) is provided as of October 31, 2008.

      (4) As of October 31, 2008, the portfolio manager did not own beneficially any securities issued by the Registrant.

(b) Not applicable.

ITEM 9.     PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

(a)	Not applicable

(b)	Not applicable

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The principal purpose of the Registrant's Nominating Committee is to select and nominate the Directors of the Registrant. It evaluates candidates' qualifications for membership on the Board of Directors and, with respect to nominees for positions as independent directors, their independence from the Registrant's manager and its affiliates and other principal service providers.

There have been no changes since January 1, 2006 to the procedures by which the Registrant’s shareholders may recommend nominees to the Registrant’s Nominating Committee. The Nominating Committee will consider potential director candidates recommended by Registrant shareholders provided that the proposed candidates satisfy the director qualification requirements provided in the Nominating Committee's Charter; are not "interested persons" of the Registrant or the Registrant's investment adviser within the meaning of the Investment Company Act; and are "independent" as defined in the New York Stock Exchange listing standards. The Committee has determined that potential director candidates recommended by Registrant shareholders must satisfy the Securities and Exchange Commission's ("SEC") nominee requirements found in Regulation 14A of the Securities and Exchange Act of 1934, as amended ("1934 Act"). Shareholders recommending potential director candidates must substantiate compliance with certain requirements at the time of submitting their proposed director candidate to the attention of the Registrant's Secretary.

The Nominating Committee identifies prospective candidates from any reasonable source and has the ability to engage third-party services for the identification and evaluation of potential nominees. The Committee meets annually to identify and evaluate nominees for Director and makes its recommendations to the Board of Directors. In identifying and evaluating a potential nominee to serve as an independent Director of the Registrant, the Nominating Committee will consider, among other factors: (i) whether the individual has any material relationships that could create any appearance of impropriety with respect to or a lack of independence from NAM-U.S.A. or any of its affiliates; (ii) whether the individual has the integrity, independence of mind and personal qualities to fulfill the fiduciary duties of an independent Director of the Registrant and to protect the interests of Registrant shareholders; (iii) the individual's corporate or other business experience in significant positions which demonstrate sound business judgment; (iv) whether the individual has financial and accounting experience; (v) the individual's ability to and attend at least four regular meetings a year; and (vi) whether the individual can add to the balance of experience of the present independent Directors. The standard of the Nominating Committee is to treat all equally qualified nominees in the same manner.

ITEM 11.  CONTROLS AND PROCEDURES

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the Registrant in its reports or statements filed under the 1934 Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC.

(b)
There were no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by  this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting

ITEM 12.   EXHIBITS

(a)(1)	Code of Ethics.
(a)(2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as an exhibit.
(a)(3)	Not applicable.
(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as an exhibit.

SIGNATURES
________________________

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Korea Equity Fund, Inc.

By: /s/ Shigeru Shinohara
-------------------------------------
Shigeru Shinohara, President
(Principal Executive Officer)

Date:   January 7, 2009
-------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Rita Chopra-Brathwaite
-----------------------------------------
Rita Chopra-Brathwaite,  Treasurer
(Principal Financial Officer)

Date:   January 7, 2009
-----------------------------------------